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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2002

Effective immediately, and until further notice, The Manufacturers Life Insurance Company of New York will suspend the sale of new Vision contracts.

                         SUPPLEMENT DATED MARCH 12, 2003

NY Vision.Supp 3/2003